UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                         July 25, 1995 (July 24, 1995)
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                Date of Report (Date of earliest event reported)



                             AMERICAN BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                1-9076                    13-3295276
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  (State or other jurisdiction   (Commission                (IRS Employer
         of incorporation)       File Number)             Identification No.)



         l700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811
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              (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code      (203) 698-5000
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
                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.
- ------   ------------

     Registrant's press releases dated July 24, 1995 are filed herewith as Exhibits 20a and 20b and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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         (c)      Exhibits.
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                    20a.      Press release of Registrant dated July 24, 1995.

                    20b.      Press release of Registrant dated July 24, 1995.


     This Current Report shall not be construed as a waiver of the right to contest the validity or scope of any or all of the provisions of the Securities Exchange Act of 1934 under the Constitution of the United States, or the validity of any rule or regulation made or to be made under such Act.


                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AMERICAN BRANDS, INC.
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                                               (Registrant)


                                      By        Robert L. Plancher
                                          --------------------------------
                                                Robert L. Plancher
                                                Senior Vice President
                                                   and Chief Accounting Officer


Date:  July 25, 1995

                                 EXHIBIT INDEX



                                                                  Sequentially
Exhibit                                                           Numbered Page
- -------                                                           -------------


  20a.     Press release of Registrant dated July 24, 1995.

  20b.     Press release of Registrant dated July 24, 1995.